Exhibit 10.27


                             SECOND AMENDMENT TO THE

                              AMENDED AND RESTATED

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

                                  BY AND AMONG


                 MEDICAL DYNAMICS, INC., A COLORADO CORPORATION,

                  INFOCURE CORPORATION, A DELAWARE CORPORATION

                                       AND

              CADI ACQUISITION CORPORATION, A COLORADO CORPORATION



                            DATED: DECEMBER 19, 2000

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                             SECOND AMENDMENT TO THE
                              AMENDED AND RESTATED
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
                 -----------------------------------------------


     THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "Agreement"), is made and entered into as of this 19th day of December, 2000, by and among InfoCure Corporation, a Delaware corporation ("Parent"), CADI Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of Parent ("Merger Sub") and Medical Dynamics, Inc., a Colorado corporation ("Company").

                                    RECITALS:

     A. The Parent, the Merger Sub and the Company entered into an Amended and Restated Agreement and Plan of Merger and Reorganization as of October 10, 2000 and a First Amendment thereto on October 30, 2000 (the "Merger Agreement").

     B. Parent is contemplating that it will complete the proposed PracticeWorks Spin-off prior to the Closing, through declaring a dividend of shares of common stock of PracticeWorks, Inc., a Delaware corporation ("PracticeWorks"), as otherwise described in the Merger Agreement (the "Spin-off").

     C. Company has agreed to waive its right to require that the Merger be consummated prior to the Spin-off as provided in Section 5.9 of the Merger Agreement.

     D. If the Spin-off occurs, the parties hereto desire that Parent assign all its rights and obligations under the Merger Agreement to PracticeWorks, and the parties wish to take the other actions described in this Agreement.

     E. The parties desire to amend the Merger Agreement as described herein.

     F. Unless otherwise defined herein, capitalized terms used in this Agreement have the same definitions given them in the Merger Agreement, as amended to date.

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Forward Merger. Any references in the Merger Agreement to Merger Sub merging with and into Company are hereby modified such that Company will merge with and into Merger Sub, with Merger Sub being the surviving corporation. All references in the Merger Agreement to the Surviving Corporation shall be deemed to refer to Merger Sub.

2.   Articles of Incorporation; Bylaws. The first two (2) paragraphs of Section
     2.4 of the Merger Agreement shall be and are hereby amended to read as follows:

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     "At the Effective Time, the Articles of Incorporation of the Surviving
Corporation, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation and thereafter shall continue to be its Articles of Incorporation (until amended as provided under Colorado Law).

     The Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation and thereafter shall continue to be its bylaws (until amended as provided therein and under Colorado Law)."

3. Waiver of Covenant. Company waives Parent's compliance with the covenant of Parent set forth in Section 5.9.

4. Provision of Additional Loan by Parent to Company. The parties agree to promptly amend the existing loan agreement and related documents (collectively, the "Loan Documents") to provide for an additional advance by Parent of One Hundred Thousand and No/100 Dollars ($100,000.00) to Company and Subsidiary to be used for general working capital purposes, which advance shall be made on or before January 15, 2001. Upon such advance, the total aggregate principal loan balance outstanding will be $1,650,000.00. The Loan Documents will be further modified to reflect a change in the Maturity Date from September 30, 2001 to December 31, 2001.

5. Change in Merger Consideration. The Merger Agreement, as amended, hereby is further amended to delete Sections 8.1.H. and 8.1.I. in their entirety.

6. Termination Date. Section 8.1.B. of this Agreement shall be and hereby is amended to read in its entirety as follows:

     "B. By either Company or Parent if the Merger shall not have been consummated for any reason (i) by March 31, 2001, if the Spin-off has occurred or (ii) by April 30, 2001, if the Spin-off has not occurred; provided, however, that the right to terminate this Agreement under this Section 8.1.B. shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;"

7. PracticeWorks Spin-off. The Merger Agreement hereby is amended by inserting the following as a new Section 2.12:

     2.12 PracticeWorks Spin-off. If the PracticeWorks Spin-off is completed on or prior to February 28, 2001 (such completion date being the "Spin-off Date"), the parties hereto shall have taken, or shall take, each of the following actions:

          A. Assignment of Merger Sub Stock and Agreement. On the Spin-off Date, InfoCure Corporation shall (i) assign to PracticeWorks all of the outstanding shares of capital stock of Merger Sub; (ii) assign to PracticeWorks all of InfoCure Corporation's rights under this Agreement and (iii) cause PracticeWorks to assume from InfoCure Corporation all of InfoCure Corporation's obligations under this Agreement, except its obligations to provide shares of common stock,

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$.001 par value per share, of InfoCure ("InfoCure Common Stock") pursuant to
Section 2.5.A.(ii) hereof; provided, however, that such assignment and assumption shall not relieve InfoCure Corporation from any liability to the Company for any breach of this Agreement by InfoCure Corporation prior to the Spin-off Date. From and after the Spin-off Date, all references to "Parent" in this Agreement shall mean PracticeWorks, except where the context clearly requires otherwise.

          B. PracticeWorks Representations and Warranties. Within ten (10) business days after the Spin-off Date, PracticeWorks shall deliver to the Company a disclosure schedule meeting the requirements described in the first paragraph of Article 4 (the "PracticeWorks Disclosure Schedule"), certified by a duly authorized officer of PracticeWorks. It is acknowledged and agreed that the representations and warranties of PracticeWorks (as modified by the PracticeWorks Disclosure Schedule) made pursuant to Article 4 shall be made only as of the Spin-off Date and as of the Closing Date.

8. Post Spin-off Merger Consideration. Effective on the Spin-off Date, Section 2.5.A. of the Merger Agreement shall be and hereby is amended to read in its entirety as follows:

     "A. Conversion of Company Common Stock. Each share of common stock, $.001 par value per share, of Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time, other than any shares of Company Common Stock to be canceled pursuant to Section 2.5.B. and any Dissenting Shares (as defined and to the extent provided in Section 2.5.I.), will be canceled and extinguished and automatically converted (subject to Section 2.5.F.) into the right to receive (i) 0.017183 of a share, unless adjusted as provided for herein, of Parent Common Stock ("Common Exchange Ratio"); (ii) 0.06873 of a share of InfoCure Common Stock and (iii) 0.07558 of a share of Parent Preferred Stock. The issuance of the InfoCure Common Stock is subject to all of the conditions relating to adjustment, conditional stock and dissenters rights, etc. as set forth in Sections 2.5 (E., G., and I.), 2.6, 2.7 and 2.8 hereof, as such sections would apply to InfoCure's issuance of its common stock if the Spin-off had not occurred. In addition, the issuance of InfoCure Common Stock pursuant to this Section 2.5.A. will not apply to fractional shares of InfoCure Common Stock, but in lieu thereof, the holder of any shares of Company Common Stock who would otherwise be entitled to receive a fraction of a share of InfoCure Common Stock shall receive cash in an amount equal to the value of such fractional share, which shall be equal to the fraction of a share of InfoCure Common Stock that would otherwise be issued multiplied by Four 93/100 Dollars ($4.93)."

9. Post Spin-off Fractional Shares. Effective on the Spin-off Date, the last sentence of Section 2.5.F. of the Merger Agreement shall be and hereby is amended to read in its entirety as follows:

     "No fractional shares of Parent Common Stock or Parent Preferred Stock will be issued in connection with the Merger, but in lieu thereof, the holder of any shares of Company Common Stock who would otherwise be entitled to receive (i) a fraction of a share of Parent Common Stock shall receive cash in an amount equal to the value of such fractional share, which shall be equal to the fraction of a share of Parent Common Stock that would otherwise be issued multiplied by

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Nineteen and 72/100 Dollars ($19.72) or (ii) a fraction of a share of Parent
Preferred Stock shall receive cash in an amount equal to the value of such fractional share, which shall be equal to the fraction of a share of Parent Preferred Stock that would otherwise be issued multiplied by Five and 44/100 Dollars ($5.44)."

10. Post Spin-off Odd Lot Cash-Out. Effective on the Spin-off Date, Section 2.5.H. of the Merger Agreement shall be and hereby is amended to read in its entirety as follows:

     "H. Odd Lot Cash-Out. Notwithstanding Sections 2.5.A. and 2.5.F. above, any holder, owning in the aggregate, one hundred (100) or fewer shares of Company Common Stock ("Odd Lot Shareholder"), shall instead receive cash in an amount equal to 75/100 Dollars ($0.75) per share of Company Common Stock held by such Odd Lot Shareholder."

11. Post Spin-off Proxy Statement/Registration Statement; Shareholder Approval. Effective on the Spin-off Date, Section 6.1.D. of the Merger Agreement shall be and hereby is amended to read in its entirety as follows:

     "D. Proxy Statement/ Registration Statement; Shareholder Approval. Following the execution of this Agreement, InfoCure Corporation, Parent, Merger Sub and the Company will mutually cooperate to prepare and file with the SEC a preliminary proxy statement relating to the Merger (the "Proxy Statement") and InfoCure Corporation and Parent will prepare and file with the SEC the Registration Statement in which the Proxy Statement will be included as a prospectus. Each of InfoCure Corporation, Parent, Merger Sub and the Company will respond to any comments of the SEC and will use its best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and when the Registration Statement is declared effective by the SEC, the Company will thereafter promptly cause the Proxy Statement to be mailed to its stockholders. In connection therewith, InfoCure Corporation, Parent, Merger Sub and the Company will prepare and file any other filings required under the Exchange Act, the Securities Act or any other Federal or blue sky laws relating to the Merger and the transactions contemplated by this Agreement (the "Other Filings"). Each party will notify the other party promptly upon the receipt of any comments from the SEC or its staff and of any supplements to the Registration Statement, the Proxy Statement or any Other Filing or for additional information and will supply the other party with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Registration Statement, the Proxy Statement, the Merger or any Other Filing. The Proxy Statement, the Registration Statement and the Other Filings will comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Each party agrees to cooperate with the other to provide all materials, documents, exhibits and other requested information necessary to assure such compliance. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the Registration Statement or any Other Filing, InfoCure Corporation, Parent or the Company, as the case may be, will promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of the Company, such amendment or supplement. The Proxy Statement will also include the approval of this Agreement and the Merger and the

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recommendation of the Board of Directors of the Company to Company's
shareholders that they vote in favor of approval of this Agreement and the Merger, subject to the right of the Board of Directors of the Company to withdraw its recommendation and recommend a Superior Proposal determined to be such in compliance with Section 5.1. of this Agreement; provided, however, that the Board of Directors of Company shall submit this Agreement to Company's shareholders whether or not at any time subsequent to the date hereof such board determines that it can no longer make such recommendation. Promptly after the date hereof, the Company will exercise its best efforts and take all action necessary in accordance with Colorado law and its Articles of Incorporation and Bylaws to convene the Meeting to be held as promptly as practicable, and in any event within (forty (40)) days after the declaration of effectiveness of the Registration Statement, for the purpose of voting upon this Agreement. Unless Company's Board of Directors has withdrawn its recommendation of this Agreement and the Merger in compliance with Section 5.1., Company shall use all reasonable efforts to solicit from its shareholders proxies in favor of the approval of this Agreement and the Merger pursuant to the Proxy Statement and shall take all other action necessary or advisable to secure the vote or consent of shareholders required by Colorado Law or applicable stock exchange requirements to obtain such approval. Notwithstanding any provision in this Agreement to the contrary, the Company acknowledges and agrees that InfoCure Corporation and/or Parent may, by notice to the Company, postpone the filing of the Registration Statement, the request to accelerate the declaration of effectiveness of the Registration Statement, or the mailing of the Proxy Statement to the Company's shareholders if at any time the Board of Directors of InfoCure Corporation or Parent, in good faith, determines that it would be detrimental to InfoCure Corporation, the Parent or Company for such Registration Statement to be filed or declared effective, or for such Proxy Statement to be mailed to the shareholders of the Company; provided, that any such postponement shall not exceed ninety (90) days in duration."

12.  Post Spin-off Stock Options and Warrants. Effective on the Spin-off Date,
     Section 6.4.A. of the Merger Agreement shall be and hereby is amended to read in its entirety as follows:

     "A. At the Effective Time, the Company's obligations with respect to each outstanding Option or Warrant, whether vested or unvested, will be terminated and such Option or Warrant shall be replaced with an option or warrant, as the case may be, (such replacement options or warrants shall hereinafter be referred to collectively as "Parent Securities" or individually as "Parent Security") to acquire shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were purchasable under such Option or Warrant immediately prior to the Effective Time multiplied by .0380324, rounded up to the nearest whole number of shares of Parent Common Stock. The per share exercise price for the shares of Parent Common Stock issuable upon exercise of such Parent Security will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which the related Option or Warrant was exercisable immediately prior to the Effective Time by .0380324 and rounding the resulting exercise price up to the nearest whole cent. Each Parent Security shall be evidenced by an option or warrant agreement in a form acceptable to Parent and shall contain the following additional provisions: (i) with respect to any Parent Security to be issued to Messrs. Horsley, Bayne and Bilanich or to individuals who are former employees or directors of either

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Company or Subsidiary as of the date of this Agreement, the expiration date of such Parent Security shall be the same expiration date as presently provided in such party's existing option or warrant agreement with the Company and (ii) with respect to any Parent Security to be issued to any other party not described in clause (i) above, the expiration date of such Parent Security shall be the later of (x) one (1) year from the date of Closing or (y) the thirtieth (30th) day following termination of such employee's employment with the Company or Subsidiary, but in no event shall such expiration date extend beyond the expiration date presently provided in such party's existing option or warrant agreement with the Company."


13. Counterparts. This Second Amendment to the Merger Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement, and all of which, when taken together, shall be deemed to constitute, but one and the same agreement.

14. No Other Modifications. The Merger Agreement remains in full force and effect except as specifically modified hereby.

15. Approvals and Recommendations. The Boards of Directors of Company and Parent have approved and declared advisable this Amendment, and have approved the Merger and the other transactions contemplated by this Agreement and have determined to recommend that the shareholders of Company adopt and approve (i) the Merger Agreement; (ii) this Amendment to the Merger Agreement and (iii) the Merger transaction.


                      [Signatures appear on following page]

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                                   SIGNATURES


     IN WITNESS WHEREOF, the Company, Merger Sub and Parent, by their duly authorized officers, have each caused this Agreement to be executed as of the date first written above.

                                            PARENT:

                                            InfoCure Corporation


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            MERGER SUB:

                                            CADI Acquisition Corporation


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            COMPANY:

                                            Medical Dynamics, Inc.


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


ACKNOWLEDGED AND AGREED, THIS 19th DAY OF DECEMBER, 2000:

                                            PracticeWorks, Inc.


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------